UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3346

Oppenheimer Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2015

OppenheimerFunds®

The Right Way
to Invest

# Oppenheimer
# Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
6-Month	3.88%	-2.09%	2.89%

1-Year	8.87	2.61	9.31

5-Year	11.11	9.80	13.39

10-Year	6.55	5.92	7.51

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 3.88% during the reporting period. On a relative basis, the Fund outperformed the Russell 1000 Value Index (the “Index”), which returned 2.89%. The Fund outperformed the Index in seven out of ten sectors, led by stock selection in the consumer staples sector, stock selection and an overweight in the consumer discretionary sector and stock selection in the financials sector. The most material underperforming sector for the Fund was health care, where stock selection detracted.

MARKET OVERVIEW

In 2014, domestic equity — as an asset class — distinguished itself as stocks appreciated in value across all capitalizations. During the year, the U.S. economy provided a favorable backdrop for the positive performance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions, many companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines. The ride throughout the year, however, was anything but smooth. Macro influences — particularly the strengthening dollar, flattening yield curve, and tumbling oil prices — played a significant role in determining which equities did and did not perform well. Accommodation by the Federal Reserve (the “Fed”) — which officially ended its bond-buying stimulus program in October — helped to fuel demand for high dividend paying stocks such as utilities and Real Estate Investment Trusts (REITs). A step-up in merger and acquisition (M&A) activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined — hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind — especially for multi-national companies where translation from local currencies to the U.S. dollar negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks — mostly concentrated in Ukraine and Russia, combined with the ever-present turmoil in the Middle East — caused investors to fret resulting in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic, at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. Though volatility remained below historical averages, these issues caused it to spike on a number of occasions during the reporting period.

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The start of 2015 was largely a continuation of the back half of 2014. Foreign exchange headwinds, declining energy prices, and questions as to when the Fed would finally move to raise interest rates continued to dominate the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials. After having been among the best performing stocks in 2014, utilities, which are very sensitive to interest rate expectations, faced pressures as investors became increasingly convinced the Fed would act this year to raise rates.

Health care stocks continued to be a bright spot. In addition to high levels of M&A activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes, for how much longer? Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

FUND REVIEW

Top performing stocks this reporting period included Apple, Inc., Kraft Foods Group, Inc., and UnitedHealth Group, Inc. Apple continued its exceptional growth, announcing the largest quarterly profit in corporate history in late January. Apple shares rose strongly over the next few weeks. Despite currency headwinds due to the strong dollar, iPhone sales drove revenue growth of 30% year over year and earnings growth of almost 50%, after which analysts increased their estimates for 2015. UnitedHealth Group, the largest managed care company in the United States, continued to execute through the period, as sales and earnings continued to grow faster than expectations. In addition, the company announced an agreement to acquire Catamaran Corp., a rapidly growing pharmacy benefit manager. Kraft Foods Group, Inc. is one of North America’s largest packaged food and beverage companies. In March 2015 the stock rallied over 30% after Kraft announced a merger with the H.J. Heinz Company. The combined company will be the third largest North American food and beverage company. In addition, shareholders will receive a special cash dividend of $16.50 per share. The merger is expected to close in the second half of 2015.

Detractors from performance this reporting period included Suncor Energy, Inc., Transocean Ltd. and SanDisk Corp. Suncor and Transocean, along with the broader energy sector, were negatively impacted by the sharp decline in oil prices during the reporting period. This price drop negatively impacted investor sentiment and made energy the worst performing sector in the Index. Suncor is an integrated oil company based in Canada and was directly impacted by the lower oil price. The company has been successful in managing its operating costs

4      OPPENHEIMER VALUE FUND

and consequently the stock price rebounded toward the end of the period. Transocean is an international provider of offshore contract drilling services for oil and gas wells. Low oil prices had a negative impact on capacity utilization and day rates in the offshore. The stock has underperformed as the upturn in Transocean’s business cycle remains uncertain. We exited our position in Transocean during the period. SanDisk underperformed following a negative earnings preannouncement in March 2015. The company attributed the miss to lower than expected sales of enterprise products, lower pricing in certain areas, and qualification delays. The company consequently revised its revenue guidance down for the full fiscal year.

STRATEGY & OUTLOOK

We remain optimistic for the U.S. equity market in 2015. Low interest rates and a gradually improving economic outlook provide a positive context for the market. With stronger economic growth, we believe companies with cyclical exposure, such as industrials, will have the potential to benefit. We continue to see attractive investment opportunities in information technology, and despite strong performance in health care, we have identified companies that we believe have strong business models at attractive valuations. Lower oil prices, while negatively impacting the energy sector, should prove to be a significant positive for consumers who are paying less for gasoline, and consumer-related equities. To the extent interest rates begin to rise as the economy improves, we believe some areas in financials, such as regional banks, can benefit as profitability improves. Conversely, we are less optimistic about “bond-like” stocks such as REITs and utilities, as investors have bid up stock prices looking for income in a low interest rate environment. On a company level, we are focused intently on management’s use of free cash flow, which guides our search for companies poised for an unanticipated acceleration in return on invested capital.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us seek to uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Laton Spahr, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Citigroup, Inc.	3.5%

JPMorgan Chase & Co.	2.9

Suncor Energy, Inc.	2.7

Pfizer, Inc.	2.6

Eaton Corp. plc	2.4

UnitedHealth Group, Inc.	2.4

Morgan Stanley	2.3

Oracle Corp.	2.2

Cardinal Health, Inc.	2.0

American International Group, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks	10.0%

Oil, Gas & Consumable Fuels	8.2

Pharmaceuticals	7.8

Capital Markets	5.6

Insurance	5.5

Health Care Providers & Services	5.1

Semiconductors & Semiconductor Equipment	4.6

Software	4.4

Media	3.4

Technology Hardware, Storage & Peripherals	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (CGRWX)	9/16/85	3.88%	8.87%	11.11%	6.55%
Class B (CGRBX)	10/2/95	3.50%	8.05%	10.20%	6.01%
Class C (CGRCX)	5/1/96	3.50%	8.05%	10.27%	5.74%
Class I (OGRIX)	2/28/12	4.12%	9.37%	14.78% *	N/A
Class R (CGRNX)	3/1/01	3.80%	8.64%	10.81%	6.24%
Class Y (CGRYX)	12/16/96	4.02%	9.14%	11.51%	6.93%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (CGRWX)	9/16/85	-2.09%	2.61%	9.80%	5.92%
Class B (CGRBX)	10/2/95	-1.50%	3.05%	9.92%	6.01%
Class C (CGRCX)	5/1/96	2.50%	7.05%	10.27%	5.74%
Class I (OGRIX)	2/28/12	4.12%	9.37%	14.78% *	N/A
Class R (CGRNX)	3/1/01	2.80%	7.64%	10.81%	6.24%
Class Y (CGRYX)	12/16/96	4.02%	9.14%	11.51%	6.93%
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

7      OPPENHEIMER VALUE FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER VALUE FUND

Actual	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During 6 Months Ended April 30, 2015

Class A	$1,000.00	$1,038.80	$4.76

Class B	1,000.00	1,035.00	8.61

Class C	1,000.00	1,035.00	8.56

Class I	1,000.00	1,041.20	2.58

Class R	1,000.00	1,038.00	6.03

Class Y	1,000.00	1,040.20	3.55

Hypothetical (5% return before expenses)

Class A	1,000.00	1,020.13	4.72

Class B	1,000.00	1,016.41	8.48

Class C	1,000.00	1,016.41	8.48

Class I	1,000.00	1,022.27	2.56

Class R	1,000.00	1,018.89	5.97

Class Y	1,000.00	1,021.32	3.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2015 are as follows:

Class	Expense Ratios

Class A	0.94%

Class B	1.69

Class C	1.69

Class I	0.51

Class R	1.19

Class Y	0.70

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Shares	Value

Common Stocks—99.2%

Consumer Discretionary—9.9%

Auto Components—1.6%
Johnson Controls, Inc.	694,010	$34,964,224

Automobiles—0.8%
Ford Motor Co.	1,151,600	18,195,280

Hotels, Restaurants & Leisure—1.2%
Carnival Corp.	625,380	27,497,958

Household Durables—0.6%
Newell Rubbermaid, Inc.	362,630	13,827,082

Media—3.4%
Cinemark Holdings, Inc.	387,220	16,507,189

DISH Network Corp., Cl. A1	298,730	20,212,072

Walt Disney Co. (The)	351,342	38,197,902

		74,917,163

Multiline Retail—1.5%
Kohl’s Corp.	477,880	34,240,102

Specialty Retail—0.8%
Gap, Inc. (The)	433,310	17,176,408

Consumer Staples—8.5%

Beverages—1.0%
PepsiCo, Inc.	224,567	21,360,813

Food & Staples Retailing—2.7%
Costco Wholesale Corp.	121,517	17,383,007

Walgreens Boots Alliance, Inc.	203,498	16,876,089

Wal-Mart Stores, Inc.	342,060	26,697,783

		60,956,879

Food Products—1.8%
ConAgra Foods, Inc.	294,670	10,652,321

Kraft Foods Group, Inc.	331,627	28,105,388

		38,757,709

Household Products—1.2%
Reckitt Benckiser Group plc, Sponsored ADR	1,461,480	26,189,721

	Shares	Value

Tobacco—1.8%
Lorillard, Inc.	499,791	$34,915,399

Philip Morris International, Inc.	68,650	5,730,216

		40,645,615

Energy—9.1%

Energy Equipment & Services—0.9%
Schlumberger Ltd.	207,226	19,605,652

Oil, Gas & Consumable Fuels—8.2%
Anadarko Petroleum Corp.	227,798	21,435,792

BP plc, Sponsored ADR	686,228	29,617,600

Enbridge, Inc.	538,090	28,158,250

Occidental Petroleum Corp.	324,518	25,993,892

Phillips 66	210,420	16,688,410

Suncor Energy, Inc.	1,874,050	61,094,030

		182,987,974

Financials—25.0%

Capital Markets—5.6%
Goldman Sachs Group, Inc. (The)	181,068	35,565,377

Invesco Ltd.	280,920	11,635,706

Morgan Stanley	1,346,528	50,238,960

State Street Corp.	171,580	13,232,250

T. Rowe Price Group, Inc.	154,330	12,528,509

		123,200,802

Commercial Banks—10.0%
Bank of America Corp.	2,392,160	38,107,109

Citigroup, Inc.	1,440,502	76,807,567

Intesa Sanpaolo SpA, Sponsored ADR	631,160	12,743,120

JPMorgan Chase & Co.	1,012,190	64,031,139

KeyCorp	312,950	4,522,127

Zions Bancorporation	892,100	25,277,654

		221,488,716

Consumer Finance—2.5%
Ally Financial, Inc.[1]	1,218,330	26,669,243

Capital One Financial Corp.	207,741	16,795,860

Navient Corp.	664,089	12,976,299

		56,441,402

11      OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance—5.5%
Allstate Corp. (The)	251,225	$17,500,334

American International Group, Inc.	780,874	43,955,397

Aon plc	232,380	22,361,927

Genworth Financial, Inc., Cl. A1	1,189,750	10,457,903

MetLife, Inc.	563,490	28,901,402

		123,176,963

Real Estate Investment Trusts (REITs)—1.4%
Equity Residential	214,650	15,854,049

Public Storage	84,870	15,947,922

		31,801,971

Health Care—16.3%

Biotechnology—1.4%
Amgen, Inc.	113,310	17,892,782

Gilead Sciences, Inc.[1]	133,580	13,426,126

		31,318,908

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	205,420	14,120,571

Health Care Providers & Services—5.1%
Cardinal Health, Inc.	542,231	45,731,762

HCA Holdings, Inc.[1]	202,670	14,999,607

UnitedHealth Group, Inc.	470,901	52,458,371

		113,189,740

Life Sciences Tools & Services—1.4%
Quintiles Transnational Holdings, Inc.[1]	178,560	11,763,533

Thermo Fisher Scientific, Inc.	144,500	18,160,760

		29,924,293

Pharmaceuticals—7.8%
Eli Lilly & Co.	357,650	25,704,306

Merck & Co., Inc.	448,790	26,729,932

Pfizer, Inc.	1,719,310	58,336,188

Roche Holding AG, Sponsored ADR	563,800	20,229,144

	Shares	Value

Pharmaceuticals (Continued)

Teva Pharmaceutical Industries Ltd., Sponsored ADR	697,680	$42,153,826

		173,153,396

Industrials—9.7%

Air Freight & Couriers—0.5%
FedEx Corp.	64,200	10,886,394

Airlines—0.7%
Delta Air Lines, Inc.	346,420	15,464,189

Commercial Services & Supplies—1.1%
Waste Management, Inc.	475,250	23,539,132

Electrical Equipment—2.4%
Eaton Corp. plc	785,228	53,968,720

Industrial Conglomerates—1.7%
Danaher Corp.	471,104	38,573,996

Machinery—2.2%
Caterpillar, Inc.	162,060	14,079,773

Parker-Hannifin Corp.	288,653	34,453,622

		48,533,395

Road & Rail—1.1%
CSX Corp.	663,807	23,956,795

Information Technology—14.3%

Electronic Equipment, Instruments, & Components—1.5%
TE Connectivity Ltd.	511,587	34,046,115

Internet Software & Services—0.3%
Google, Inc., Cl. A1	10,030	5,504,163

IT Services—0.6%
International Business
Machines Corp.	82,110	14,064,622

Semiconductors & Semiconductor Equipment—4.6%
Broadcom Corp., Cl. A	964,710	42,645,006

Intel Corp.	1,116,310	36,335,890

12      OPPENHEIMER VALUE FUND

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Micron Technology, Inc.[1]
	782,807	$22,020,361

		101,001,257

Software—4.4%
Check Point Software Technologies Ltd.[1]	186,460	15,565,681

Microsoft Corp.	359,680	17,494,835

Oracle Corp.	1,134,490	49,486,454

Synopsys, Inc.[1]	335,850	15,744,648

		98,291,618

Technology Hardware, Storage & Peripherals—2.9%
Apple, Inc.	255,465	31,971,445

EMC Corp.	336,250	9,048,487

SanDisk Corp.	203,668	13,633,536

Western Digital Corp.	102,230	9,991,960

		64,645,428

Materials—2.7%

Chemicals—0.9%
Eastman Chemical Co.	79,260	6,041,198

LyondellBasell Industries NV, Cl. A	128,160	13,267,123

		19,308,321

Metals & Mining—0.8%
BHP Billiton Ltd., Sponsored ADR	108,690	5,574,710

	Shares	Value

Metals & Mining (Continued)
Freeport-McMoRan, Inc.	477,090	$ 11,101,884

		16,676,594

Paper & Forest Products—1.0%
Louisiana-Pacific Corp.[1]	1,515,070	23,089,667

Telecommunication Services—1.8%

Diversified Telecommunication Services—1.8%
Verizon Communications, Inc.	802,724	40,489,399

Utilities—1.9%

Electric Utilities—1.9%
Edison International	680,460	41,467,232

Total Common Stocks (Cost $1,795,426,830)		2,202,646,379

Investment Company—1.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[2,3] (Cost $27,145,700)	27,145,700	27,145,700

Total Investments, at Value (Cost $1,822,572,530)	100.4%	2,229,792,079

Net Other Assets (Liabilities)	(0.4)	(9,404,474)

Net Assets	100.0%	$ 2,220,387,605

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of April 30, 2015.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 1, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	13,928,786	154,749,915	141,533,001	27,145,700

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$27,145,700	$5,214

See accompanying Notes to Financial Statements.

13      OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,795,426,830)	$2,202,646,379
Affiliated companies (cost $27,145,700)	27,145,700

2,229,792,079

Cash	999,999

Receivables and other assets:
Dividends	2,146,733
Shares of beneficial interest sold	1,321,044
Investments sold	966,889
Other	173,399

Total assets	2,235,400,143

Liabilities
Payables and other liabilities:
Investments purchased	13,576,001
Shares of beneficial interest redeemed	930,580
Trustees’ compensation	307,251
Distribution and service plan fees	171,314
Shareholder communications	2,097
Other	25,295

Total liabilities	15,012,538

Net Assets	$2,220,387,605

Composition of Net Assets
Par value of shares of beneficial interest	$67,630

Additional paid-in capital	1,948,690,824

Accumulated net investment income	1,883,038

Accumulated net realized loss on investments	(137,473,436)

Net unrealized appreciation on investments	407,219,549

Net Assets	$2,220,387,605

14    OPPENHEIMER VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $617,018,322 and 18,955,412 shares of beneficial interest outstanding)	$32.55
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$34.54

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,865,531 and 401,116 shares of beneficial interest outstanding)	$32.07

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,471,412 and 4,407,014 shares of beneficial interest outstanding)	$31.19

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,280,564,395 and 38,603,949 shares of beneficial interest outstanding)	$33.17

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $59,482,036 and 1,861,285 shares of beneficial interest outstanding)	$31.96

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $112,985,909 and 3,401,127 shares of beneficial interest outstanding)	$33.22

See accompanying Notes to Financial Statements.

15      OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 383,727)	$23,596,068
Affiliated companies	5,214

Interest	79

Total investment income	23,601,361

Expenses
Management fees	5,192,799

Distribution and service plan fees:
Class A	750,793
Class B	70,815
Class C	674,891
Class R	147,946

Transfer and shareholder servicing agent fees:
Class A	678,301
Class B	15,618
Class C	149,117
Class I	187,290
Class R	66,133
Class Y	118,211

Shareholder communications:
Class A	10,079
Class B	471
Class C	2,329
Class I	13
Class R	659
Class Y	488

Trustees’ compensation	17,057

Custodian fees and expenses	6,346

Other	78,843

Total expenses	8,168,199
Less waivers and reimbursements of expenses	(4,898)

Net expenses	8,163,301

Net Investment Income	15,438,060

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	83,637,083

Net change in unrealized appreciation/depreciation on investments	(12,411,483)

Net Increase in Net Assets Resulting from Operations	$86,663,660

See accompanying Notes to Financial Statements.

16      OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations
Net investment income	$15,438,060	$34,949,613

Net realized gain	83,637,083	132,353,566

Net change in unrealized appreciation/depreciation	(12,411,483)	106,926,717

Net increase in net assets resulting from operations	86,663,660	274,229,896

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,331,733)	(14,601,468)
Class B	(19,712)	(182,611)
Class C	(253,726)	(1,602,292)
Class I	(9,221,904)	(34,055,411)
Class R1	(253,669)	(1,196,358)
Class Y	(694,592)	(7,859,799)

	(13,775,336)	(59,497,939)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(50,075,886)	(51,579,288)
Class B	(3,873,568)	(7,762,595)
Class C	(5,223,478)	(10,507,926)
Class I	(19,960,824)	120,737,182
Class R1	(4,840,334)	(12,757,329)
Class Y	3,023,349	(308,583,997)

	(80,950,741)	(270,453,953)

Net Assets
Total decrease	(8,062,417)	(55,721,996)

Beginning of period	2,228,450,022	2,284,172,018

End of period (including accumulated net investment income of $1,883,038 and $220,314, respectively)	$2,220,387,605	$2,228,450,022

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$31.50	$28.69	$22.92	$20.97	$20.48	$18.56

Income (loss) from investment operations:
Net investment income[2]	0.19	0.39	0.32	0.32	0.19	0.12
Net realized and unrealized gain	1.03	3.10	5.76	1.88	0.45	2.08

Total from investment operations	1.22	3.49	6.08	2.20	0.64	2.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.68)	(0.31)	(0.25)	(0.15)	(0.28)

Net asset value, end of period	$32.55	$31.50	$28.69	$22.92	$20.97	$20.48

Total Return, at Net Asset Value[3]	3.88%	12.30%	26.88%	10.63%	3.14%	11.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$617,018	$647,109	$638,332	$629,917	$689,650	$774,741

Average net assets (in thousands)	$628,552	$647,197	$630,389	$659,914	$767,598	$804,972

Ratios to average net assets:[4]
Net investment income	1.20%	1.31%	1.27%	1.49%	0.88%	0.64%
Total expenses[5]	0.94%	0.96%	0.99%	1.03%	1.02%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.96%	0.99%	1.03%	1.02%	1.06%

Portfolio turnover rate	27%	46%	149%	72%	91%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.94%
Year Ended October 31, 2014	0.96%
Year Ended October 31, 2013	0.99%
Year Ended October 31, 2012	1.03%
Year Ended October 31, 2011	1.02%
Year Ended October 29, 2010	1.06%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER VALUE FUND

Class B	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$31.03	$28.09	$22.40	$20.41	$19.97	$18.11

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.18	0.11	0.14	0.01	(0.03)
Net realized and unrealized gain	1.01	3.02	5.65	1.85	0.43	2.02

Total from investment operations	1.08	3.20	5.76	1.99	0.44	1.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.26)	(0.07)	0.00	0.00	(0.13)

Net asset value, end of period	$32.07	$31.03	$28.09	$22.40	$20.41	$19.97

Total Return, at Net Asset Value[3]	3.50%	11.46%	25.78%	9.75%	2.20%	11.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,866	$16,258	$22,050	$25,453	$35,438	$51,609

Average net assets (in thousands)	$14,462	$19,155	$23,322	$29,843	$46,125	$56,054

Ratios to average net assets:[4]
Net investment income (loss)	0.46%	0.59%	0.43%	0.67%	0.03%	(0.18)%
Total expenses[5]	1.69%	1.72%	1.95%	2.15%	2.13%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.72%	1.83%	1.89%	1.90%	1.90%

Portfolio turnover rate	27%	46%	149%	72%	91%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.69%
Year Ended October 31, 2014	1.72%
Year Ended October 31, 2013	1.95%
Year Ended October 31, 2012	2.15%
Year Ended October 31, 2011	2.13%
Year Ended October 29, 2010	2.15%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$30.19	$27.41	$21.91	$20.02	$19.57	$17.76

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.16	0.13	0.15	0.03	(0.02)
Net realized and unrealized gain	0.99	2.95	5.51	1.81	0.43	1.99

Total from investment operations	1.06	3.11	5.64	1.96	0.46	1.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.33)	(0.14)	(0.07)	(0.01)	(0.16)

Net asset value, end of period	$31.19	$30.19	$27.41	$21.91	$20.02	$19.57

Total Return, at Net Asset Value[3]	3.50%	11.44%	25.91%	9.82%	2.35%	11.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,472	$138,165	$135,364	$121,985	$139,828	$160,129

Average net assets (in thousands)	$138,165	$137,577	$127,553	$127,217	$161,588	$163,194

Ratios to average net assets:[4]
Net investment income (loss)	0.45%	0.55%	0.51%	0.73%	0.14%	(0.11)%
Total expenses[5]	1.69%	1.71%	1.73%	1.79%	1.76%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.71%	1.73%	1.79%	1.76%	1.81%

Portfolio turnover rate	27%	46%	149%	72%	91%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.69%
Year Ended October 31, 2014	1.71%
Year Ended October 31, 2013	1.73%
Year Ended October 31, 2012	1.79%
Year Ended October 31, 2011	1.76%
Year Ended October 29, 2010	1.81%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER VALUE FUND

Class I	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$32.09	$29.31	$23.44	$22.65

Income (loss) from investment operations:
Net investment income[2]	0.26	0.54	0.39	0.25
Net realized and unrealized gain	1.06	3.15	5.91	0.54

Total from investment operations	1.32	3.69	6.30	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.91)	(0.43)	0.00

Net asset value, end of period	$33.17	$32.09	$29.31	$23.44

Total Return, at Net Asset Value[3]	4.12%	12.80%	27.40%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,280,564	$1,258,238	$1,025,569	$11

Average net assets (in thousands)	$1,272,793	$1,231,132	$351,280	$10

Ratios to average net assets:[4]
Net investment income	1.63%	1.74%	1.38%	1.65%
Total expenses[5]	0.51%	0.52%	0.51%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	0.52%	0.51%	0.51%

Portfolio turnover rate	27%	46%	149%	72%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.51%
Year Ended October 31, 2014	0.52%
Year Ended October 31, 2013	0.51%
Period Ended October 31, 2012	0.51%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$30.92	$28.11	$22.45	$20.54	$20.07	$18.18

Income (loss) from investment operations:
Net investment income[2]	0.15	0.32	0.25	0.26	0.13	0.09
Net realized and unrealized gain	1.02	3.02	5.64	1.84	0.43	2.04

Total from investment operations	1.17	3.34	5.89	2.10	0.56	2.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.53)	(0.23)	(0.19)	(0.09)	(0.24)

Net asset value, end of period	$31.96	$30.92	$28.11	$22.45	$20.54	$20.07

Total Return, at Net Asset Value[3]	3.80%	12.01%	26.54%	10.34%	2.81%	11.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,482	$62,326	$68,955	$77,880	$92,326	$110,161

Average net assets (in thousands)	$61,269	$64,460	$75,637	$85,585	$104,698	$111,359

Ratios to average net assets:[4]
Net investment income	0.95%	1.07%	1.02%	1.21%	0.61%	0.48%
Total expenses[5]	1.19%	1.21%	1.24%	1.31%	1.30%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.21%	1.24%	1.31%	1.30%	1.22%

Portfolio turnover rate	27%	46%	149%	72%	91%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.19%
Year Ended October 31, 2014	1.21%
Year Ended October 31, 2013	1.24%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.22%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER VALUE FUND

Class Y	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$32.14	$29.30	$23.43	$21.44	$20.94	$18.94

Income (loss) from investment operations:
Net investment income[2]	0.23	0.52	0.46	0.42	0.29	0.23
Net realized and unrealized gain	1.06	3.11	5.82	1.92	0.46	2.10

Total from investment operations	1.29	3.63	6.28	2.34	0.75	2.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.79)	(0.41)	(0.35)	(0.25)	(0.33)

Net asset value, end of period	$33.22	$32.14	$29.30	$23.43	$21.44	$20.94

Total Return, at Net Asset Value[3]	4.02%	12.58%	27.31%	11.13%	3.59%	12.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,986	$106,354	$393,902	$1,391,177	$1,395,131	$1,319,618

Average net assets (in thousands)	$109,576	$206,569	$1,013,582	$1,401,244	$1,440,060	$1,035,895

Ratios to average net assets:[4]
Net investment income	1.44%	1.69%	1.80%	1.92%	1.31%	1.17%
Total expenses[5]	0.70%	0.71%	0.58%	0.59%	0.58%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	0.70%	0.71%	0.58%	0.59%	0.58%	0.60%

Portfolio turnover rate	27%	46%	149%	72%	91%	99%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.70%
Year Ended October 31, 2014	0.71%
Year Ended October 31, 2013	0.58%
Year Ended October 31, 2012	0.59%
Year Ended October 31, 2011	0.58%
Year Ended October 29, 2010	0.60%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Value Fund (the “Fund”), a series of Oppenheimer Series Fund, is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of April 30, 2015, approximately 60.4% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

24      OPPENHEIMER VALUE FUND

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise

25      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2014, the Fund utilized $131,986,439 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$212,919,766

As of April 30, 2015, it is estimated that the capital loss carryforwards would be $129,282,683 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2015, it is estimated that the Fund will utilize $83,637,083 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,831,617,718

Gross unrealized appreciation	$406,894,448
Gross unrealized depreciation	(8,720,087)

Net unrealized appreciation	$398,174,361

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

26      OPPENHEIMER VALUE FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

27      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

28      OPPENHEIMER VALUE FUND

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$220,818,217	$—	$—	$220,818,217
Consumer Staples	187,910,737	—	—	187,910,737
Energy	202,593,626	—	—	202,593,626
Financials	556,109,854	—	—	556,109,854
Health Care	361,706,908	—	—	361,706,908
Industrials	214,922,621	—	—	214,922,621
Information Technology	317,553,203	—	—	317,553,203
Materials	59,074,582	—	—	59,074,582
Telecommunication Services	40,489,399	—	—	40,489,399
Utilities	41,467,232	—	—	41,467,232
Investment Company	27,145,700	—	—	27,145,700

Total Assets	$2,229,792,079	$—	$—	$2,229,792,079

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	1,073,033	$34,421,170	2,307,853	$69,737,421
Dividends and/or distributions reinvested	99,505	3,185,794	470,434	13,977,320
Redeemed	(2,762,970)	(87,682,850)	(4,483,352)	(135,294,029)

Net decrease	(1,590,432)	$(50,075,886)	(1,705,065)	$(51,579,288)

30      OPPENHEIMER VALUE FUND

5. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Sold	5,848	$183,876	19,981	$582,237
Dividends and/or distributions reinvested	600	18,965	6,037	176,493
Redeemed	(129,257)	(4,076,409)	(287,042)	(8,521,325)

Net decrease	(122,809)	$(3,873,568)	(261,024)	$(7,762,595)

Class C
Sold	269,994	$8,311,617	491,417	$14,196,521
Dividends and/or distributions reinvested	7,707	237,060	52,128	1,483,853
Redeemed	(447,059)	(13,772,155)	(906,353)	(26,188,300)

Net decrease	(169,358)	$(5,223,478)	(362,808)	$(10,507,926)

Class I
Sold	1,649,474	$53,930,050	9,716,639	$289,170,670
Dividends and/or distributions reinvested	282,860	9,221,799	1,122,941	34,055,010
Redeemed	(2,534,451)	(83,112,673)	(6,619,179)	(202,488,498)

Net increase (decrease)	(602,117)	$(19,960,824)	4,220,401	$120,737,182

Class R1
Sold	145,426	$4,587,355	406,939	$11,826,876
Dividends and/or distributions reinvested	7,721	242,882	39,077	1,140,096
Redeemed	(307,257)	(9,670,571)	(883,529)	(25,724,301)

Net decrease	(154,110)	$(4,840,334)	(437,513)	$(12,757,329)

Class Y
Sold	385,659	$12,633,306	1,509,814	$46,538,529
Dividends and/or distributions reinvested	20,333	664,098	259,330	7,739,403
Redeemed	(314,007)	(10,274,055)	(11,903,476)	(362,861,929)

Net increase (decrease)	91,985	$3,023,349	(10,134,332)	$(308,583,997)

1. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$599,157,435	$682,410,882

31      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $ 300 million	0.625%
Next $100 million	0.500
Next $4.6 billion	0.450
Over $5 billion	0.430

The Fund’s effective management fee for the six months ended April 30, 2015 was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	18,488
Accumulated Liability as of April 30, 2015	146,512

32      OPPENHEIMER VALUE FUND

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

33      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$84,251	$1,206	$6,283	$2,375	$169

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $4,898 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

34      OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

35      OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

36      OPPENHEIMER VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

37      OPPENHEIMER VALUE FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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39      OPPENHEIMER VALUE FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0375.001.0415 June 25, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015